Exhibit 32.2

Certification of Quarterly Report

I, Michael K. Jackson, Corporate Controller and Chief Accounting Officer of NeoRx Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350 that:

a.               the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

b.              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 9, 2004	By:	/s/ MICHAEL K. JACKSON
Michael K. Jackson